Supplement dated June 29, 2006
to the Statement of Additional Information
of Columbia Acorn Trust dated May 1, 2006

On June 6, 2006, the board of trustees of Columbia Acorn Trust (“Acorn” or the “Trust”) elected Patricia H. Werhane as trustee of the Trust. On June 7, 2006 the board of trustees of Wanger Advisors Trust (“WAT”), on which Ms. Werhane currently serves, unanimously nominated all of the Acorn trustees for election by the WAT shareholders as the trustees of the WAT board.

As a result of Ms. Werhane’s election as a trustee of the Trust, the following information is added to the Statement of Additional Information (“SAI”):

1. To the table entitled “Trustees who are not interested persons of Columbia Acorn” located on page 34:

Name, Position(s) with Columbia Acorn and Age at January 1, 2006	Year First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Patricia H. Werhane, 70, Trustee	2006	Ruffin Professor of Business Ethics, Darden Graduate School of Business Administration, University of Virginia (since 1993); Senior Fellow of the Olsson Center for Applied Ethics, Darden Graduate School of Business Administration, University of Virginia (2001 to present); and Wicklander Chair of Business Ethics and Director of the Institute for Business and Professional Ethics, DePaul University (since September 2003).	10	Wanger Advisors Trust (4 portfolios).

Ms. Werhane’s address is Columbia Wanger Asset Management, L.P. (“CWAM”), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

2. To the table entitled “Trustees who are not interested persons of Columbia Acorn” on page 55:

The following table shows the dollar range of equity securities “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the 1934 Act) by Ms. Werhane as of December 31, 2005 (i) in the Funds and (ii) in the funds in the Columbia Funds Complex.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities Owned in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Columbia Fund Complex

Trustees who are not interested persons of Columbia Acorn:

Patricia H. Werhane	Columbia Acorn Fund Columbia Acorn International Columbia Acorn USA Columbia Acorn Select Columbia Acorn International Select Columbia Thermostat Fund	None None None None None None	None

Ms. Werhane does not own beneficially or of record, any security of CWAM or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CWAM.

Additionally, at its meeting on June 6, 2006, the board of trustees appointed Joseph LaPalm and John Kunka as vice president and assistant treasurer of the Trust, respectively. The following information is added to the table entitled “Officers of Columbia Acorn” located on page 36 of the SAI:

Name, Position(s) with Columbia Acorn and Age at January 1, 2006	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex for Which Officer Acts in Same Capacity	Other Directorships

Joseph LaPalm, 36, Vice President	2006	Chief compliance officer, CWAM since 2005; vice president, Wanger Advisors Trust, since 2006; prior thereto, compliance officer with William Blair & Company.	10	None.

John Kunka, 35, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since 2006; assistant treasurer, Wanger Advisors Trust, since 2006; Manager of Mutual Fund Operations, Calamos Asset Management, 2005 to 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

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